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                                                            ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-52645 for Hartford Life Insurance Company Separate Account Five on Form S-6.

                                                        /s/ Arthur Andersen LLP

Hartford, Connecticut
April 7, 2000